Exhibit 99.2
February 22, 2012
Forward Looking Statements Safe Harbor All forward-looking statements made in this presentation are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are all statements other than statements of historical facts and include beliefs, opinions, estimates, and projections about future business developments and opportunities and financial guidance, are not guarantees of future performance or events but are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied, including risks and uncertainties set forth in the Company's SEC filings, including but not limited to the Company's most recent Form 10-K and subsequent filings on Form 8-K and 10-Q. Any forward- looking statements in this presentation speak only as of the date hereof, and the Company assumes no duty or obligation to update or revise any forward-looking statements. 2
3 PowerSecure: Utility Focused Utilities and their Large Customers
Electric Utilities 4 Our Products, Services, and Customers Chart shows revenues for the Last 12 Months ("LTM") ended September 2011. Industrial and Military Solutions Commercial and Retail Solutions Healthcare Solutions Data Center Solutions
Our 2015 Goals Our 2015 Goals 5 Double Digit Operating Margin
6 Revenue Gross Margin % Millions of Dollars Our Track Record $100 Revenue from completed Publix Super Markets Projects
(CHART) (CHART) 7 Revenue E.P.S. Millions of Dollars Earnings per Share 2011's Strong Positive Business Progression Non-GAAP GAAP $0.25 $0.90 $0.05 Note: See Non-GAAP Reconciliations in Appendix
8 We Have a Strong Balance Sheet CashRevolverCapital Leases $33 million$10 million drawn$4 million 3Q11 KeyBalance SheetMetrics
9 Our IDG(r) Power Systems: Smart Grid Efficiencies + Standby Power = ROI Electric Utility Customer Facility PowerSecure Smart Grid Monitoring Center Interactive Distributed Generation(r) System 24/7 Monitoring for Standby and Peak Shaving Proprietary Internet-based Monitoring, Dispatch, and Control "No Pain" Demand Response Utility Tariff and Interconnect Experts
10 Wholesale Price per kWh % of Time Price Level Exists 1. Top Figure -- Source: SP 15 California Price for Day Ahead Power, January 2001-March 2008, as reported by EconStats.com.2. Bottom Figure -- Source: PowerSecure data, utility demand curve for a winter day. Our DG Systems Operated Over 10,000 Times in 2011 Optimizing Cost During 200-250 Hours Annually of Highest Peak Demand Peak Shaving Savings Electricity Demand
11 Recurring Revenue ModelPowerSecure-Owned Generation PowerSecureMonitoring Revenue Distributed Generation Business Model: "Customer-Owned" and "PowerSecure-Owned" System Sale (Project-based) ModelCustomer-Owned Generation PowerSecureRecurring Revenue PowerSecureRevenue Cost ofSales GrossMargin PowerSecureCapital Cost of Sales Operating Margin
During 2011, our Statistics Show our Customer's Average Power Outage Lasted 3 hrs 45 minThe Lack of Backup Power Costs the U.S. $80 Billion Annually(1)Less than 3% of U.S. Commercial and Industrial Power is "Backed Up"(2) Distributed Power Systems are Limited to just 18,160 Generators with 21,000 Megawatts of Capacity(2) (Out of the Total 1,000,000 Megawatts of U.S. Capacity)Distributed Generation Systems Address Growing Security Concerns with U.S. Electric Grid"... the unreliability of generation from wind and solar means that reliable generation must backup every kilowatt-hour..." (Dr. Lester Lave, Carnegie Mellon, U.S. Senate Testimony, Feb 2009)"The main problems with electricity are the fragility, and... vulnerability, of the national grid... It is susceptible to extended outage from natural disaster or sabotage..." (Report of the Defense Science Board Task Force on Department of Defense Energy Strategy, Feb 2008) ... And they Provide Customers with Mission- Critical Backup Power 12 Berkeley Lab Study, 2004EIA data, and PowerSecure estimates using EIA data
Utility Infrastructure: An Extension of our Core Competencies and Utility Relationships 13 13 Transmission & Distribution Maintenance and ConstructionSubstation Products and ServicesAdvanced Metering and Lighting InstallationsStorm RestorationUtility Engineering and Design ServicesRegulatory and Rate Design ConsultingThe Future (Now): PowerSecure MicroGrid and SmartStation Products
Utility Infrastructure: Business Progression and Growth 14 Our Utility Infrastructure Investment and Progression2005 - Launched Utility Engineering Business2006 - Initiated Larger Scale Infrastructure Projects for Utility Partners and their Federal Customers2007 - Launched Utility Services Business2009 - 3 Major Investor-Owned Utilities Initiate PowerSecure UtilityServices Crews2010 - 1st Major Award: $30 Million, 3-Year Award Serving Major IOU2011 - Serving 9 Investor-Owned Utilities (13 Operating Divisions)Our Goal: $100 Million Business in 5 YearsIndustry Transmission & Distribution Investment is Estimated to be $890 Billion from 2010-2030(1) (Average of over $40 Billion/Year)Capitalize on our "People Advantage"Investing in "Technology Advantage" - PowerSecure "SmartStation" and "MicroGrid" The Brattle Group, November 2008 - "Transforming America's Power Industry - The Investment Challenge 2010-2030"
Energy Efficiency: LED Lighting for Retailers 15 EfficientLights(r) - LED-Based Lighting Grocery, Drug, and Convenience StoresReplaces to Traditional Fluorescent LightingReduces Lighting Energy Use by 70%Reduces Maintenance Cost (10 Year LED Light versus 2 Year Fluorescent)Reduces Stores' Carbon Footprint/Eliminates Mercury-containing Fluorescent LightsIncreases Life of Perishable Products - Increasing Grocery MarginsEfficientLights Product SuiteRefrigerated Case Door Light (Flagship Product)Walk-in Freezer LightOpen Refrigerated Case Shelf and Canopy LightsParking Lot Light (2012)The Market: Refrigerated Case Retrofits $1 Billion+, Street Lights $30 Billion
SecureLiteTM Area Light -- for Utilities and MunicipalitiesEnergy and Maintenance Savings Drive PaybackOpportunity: Replace Millions of Area Lights Across U.SPowerLiteTM Street Lights -- for Utilities and MunicipalitiesPower Drivers and ComponentsThe Market: Hundreds of Millions -- Power Driver is Major Component in Every LED LightFortune 500 Lighting Electronics Companies, and OEMsNew Commercial and Industrial LightingSuperTubeTM LED Replacement for T-8 and T- 12 Flourescent ReplacementsSpecialty Products Energy Efficiency: LED Lighting for Utilities, OEMs, Electronics Manufacturers 16
17 ...As Our Energy Solutions Deliver Value to a Growing List of Utility Partners and Customers
NASDAQ: POWRwww.PowerSecure.com 18 Questions?
Non-GAAP Financial Measures 19
Non-GAAP Financial Measures 20
Non-GAAP Financial Measures 21